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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 2012, in Post-Effective Amendment No. 5 to the Registration Statement (Form S-11 No. 333-164777) and related Prospectus of Clarion Partners Property Trust Inc. for the registration of $2,250,000,000 in shares of its common stock.

                      /s/ Ernst & Young LLP

New York, New York
January 22, 2013

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm